Exhibit 99.2 Nasdaq GS: ACDC Acquisition of Monarch Silica w w w . P F H o l d i n g s C o r p . c o m D e c e m b e r 5 , 2 0 2 2

2 Safe Harbor Forward Looking Statements Certain statements in this presentation may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward- looking statements relate to future events or ProFrac’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: ProFrac’s strategies and plans for growth; ProFrac’s positioning, resources, capabilities, and expectations for future performance; market and industry expectations; the expected timing and anticipated benefits of the Monarch acquisition, including benefits associated with scaling ProFrac’s vertically integrated business model, increasing ProFrac’s sand mining capabilities and sand supply, improving ProFrac’s operational efficiency; increasing value to ProFrac’s customers and cost savings; expectations that the Monarch acquisition will be accretive to ProFrac’s earnings and cash flow for the fiscal year 2023; ProFrac’s estimates of the production capacity of ProFrac’s sand mining operations in future periods; the projected value of operational synergies; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; and any estimates and forecasts of financial and other performance metrics. Such forward-looking statements are based upon assumptions made by ProFrac as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, ProFrac’s ability to effectively scale its operations and integrate acquired assets and personnel into ProFrac’s existing business model; ProFrac’s ability to execute its business strategy and plans for growth, including with respect to the completion of the Monarch acquisition; the failure to utilize the acquired sand mining operations of Monarch in its full capacity in a timely manner or at all; risks associated with ProFrac’s ability to finance the Monarch acquisition on favorable terms or at all; industry conditions, including fluctuations in supply, demand and prices for ProFrac’s products and services; global and regional economic and financial conditions; the effectiveness of ProFrac’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in ProFrac’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth in this presentation will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about ProFrac’s operational and financial performance or achievements through and including 2022. There may be additional risks about which ProFrac is presently unaware or that ProFrac currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. ProFrac anticipates that subsequent events and developments will cause its assessments to change. However, while ProFrac may elect to update these forward-looking statements at some point in the future, it expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law. Industry and Market Data This presentation has been prepared by ProFrac and includes market data and certain other statistical information from third-party sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. Some data is also based on our good faith estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only; there can be no assurance that such conditions will actually occur. Please also see “Forward-Looking Statements.”

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M&A Strategy and Activity Update

ProFrac is executing its plan to *acquire, retire and replace legacy frac fleets* and opportunistically *acquire high-quality assets that enhance its vertical integration strategy*

ProFrac has entered into an agreement to acquire the Eagle Ford assets of Monarch Silica, LLC ("Monarch")

- Transaction will provide ProFrac the largest dry sand capacity of in-basin proppant producers in the Eagle Ford[1]
- Transaction is expected to close before year end 2022 and is expected to be accretive to ProFrac earnings and cash flow for FY 2023

Acquiring Monarch demonstrates ProFrac's ***commitment to its strategy***:

- Sourcing proppant internally not only eliminates significant input cost, but also enables the Company to realize logistics margin on bundled volumes and volumes sold FOB wellsite
- Provides certainty of sand supply, helping to minimize disruptions to operations and losses resulting from non-productive time
- Creates immediate scale and leading market share in an active region for ProFrac's frac fleets[1]

1) Source: Rystad Energy as of December 2022.

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Adding Sand Capacity in Active Markets is Key to Our Vertical Integration Strategy

- Acquiring high-quality, strategically-located assets and optimizing efficiency is expected to help satisfy high levels of baseload demand from ProFrac fleets
- Facilitates strategy of bundling sand and chemicals across active frac fleets, which should improve overall fleet efficiency
- Expected to allow ProFrac to benefit from market volatility in rising input cost environment and offers advantaged cost structure relative to competitors

Pro Forma Sand Capacity (mmtpy)


8.3
3.9
12.2
Alpine
Monarch
ProFrac Pro Forma

Implied Fleets Supplied[1]	Alpine	Monarch	ProFrac Pro Forma
	16.6	7.8	24.4

Pro Forma Operating Footprint


Operating Locations
ProFrac Dual Fuel and Diesel Fleet Locations
ProFrac E-Fleet
ProFrac Willow Park Headquarters
ProFrac Houston Offices
ProFrac Mine Locations

1) Assumes 500 thousand tons per year demand per active frac fleet.

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Summary of Monarch Acquisition

Overview of Monarch

- Approximately 4mmtpy nameplate capacity mine located on a 735 acre site 2.5 miles south of San Antonio
- Produces high-quality 100M and 40/70M sand
- 51+ million tons of identified net reserves
- 15k tons of vertical storage
- Combines premium equipment with automated systems to create highly efficient mine operations

Key Transaction Highlights

High-Quality, Strategically-Located Asset

- Ideal geographic positioning to serve the Eagle Ford market
- Premium equipment at wet plant allows for reduced moisture content in finished product
- Significant wet and dry sand storage supports uninterrupted operations and efficient throughput

Real Estate Included

- Transaction includes land ownership
- Eliminates all royalty payments going forward

Creates Leading In-Basin Sand Platform

- 12.2mmtpy total nameplate in-basin sand production capacity pro forma
- Largest Eagle Ford in-basin production capacity
- Monarch offers sufficient capacity to supply 8 fleets in South Texas[1]






1) Assumes 500k tons per year per fleet annual demand.

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Acquisition of Monarch: Strategic Rationale

Acquiring Monarch is expected to accelerate the execution of ProFrac's strategic plan by strengthening the Company's vertically integrated capabilities in a key geographic market

Key Elements of ProFrac's Investment Thesis

- Enhances vertical integration strategy in a key pressure pumping market for ProFrac
- Limited legacy Monarch contracts enable ProFrac to quickly transform business by directly supplying ProFrac fleets and selling other volumes to third parties FOB wellsite
- High-quality asset with strategic geographic location and diverse existing customer base
- Opportunities to further optimize plant and loadout efficiency

Largest Eagle Ford In-Basin Production Capacity[1]


3.9
3.2
3.0
3.0
1.8
1.5
1.5
1.0
0.8
A
B
C
D
E
F
G
H
Alpine Silica
Pro Forma
In-Basin Competitors

1) Source: Company data and Rystad Energy as of December 2022.

7 Monarch is Strategically Located in Close Proximity to Key Eagle Ford Activity Hub § Proximity to drilling and completion activity and local infrastructure is critical to the value of an in-basin sand mine § Monarch is located in south San Antonio, within 50 miles of a substantial concentration of South Texas drilling and completion activity • Positioning near I-37, US 281 and FM 1604 affords the mine multiple routes serving the Eagle Ford play § ProFrac currently has 8 active fleets operating in the Eagle Ford

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Acquisition of Monarch Offers Scale and Significant Margin Contribution

- Pro forma for the acquisition of Monarch, Alpine is the largest producer of in-basin sand in the Eagle Ford as measured by nameplate capacity
- Owning in-basin mines eliminates margin paid to proppant suppliers, minimizing leakage of value to third parties
- Ability to realize logistics margin on volumes sold to ProFrac or to third parties FOB wellsite offers potentially material incremental value
- Capturing proppant and logistics margin allows for the optimization of service pricing and enhances ability to maintain high levels of fleet utilization

Illustrative Potential Cost Savings From Internally Sourcing Proppant[1]


63%
60%
62%
Permian
Eagle Ford
Pro Forma ProFrac
Production Cost
Margin

	Permian	Eagle Ford (Pro Forma)	Pro Forma ProFrac
Production Capacity (MMtpy)	8.3	3.9	12.2
Implied Potential Fleets Accommodated[2]	16.6	7.8	24.4
Potential Cost Savings[3]	63%	60%	62%

1) Source: ProFrac management estimates for FOB mine prices; illustrative production costs.
2) Assumes 500 thousand tons per year demand per active frac fleet.
3) Reflects difference between production cost of tons produced and cost of volumes if purchased at FOB minegate prices.

9 ProFrac Investment Highlights High Performing Pressure Pumping Fleets that have Consistently Outperformed Peers Focused on Cash Flow and Efficiency ü Vertically Integrated Platform with In-House Manufacturing and Sand Production Enhance Efficiency and Profitability by Controlling More of the Pad ü Operational Philosophy Underpinned by ESG-Focused Initiatives Environmental & Economic Improvements Aligned ü Two-Pronged Growth Strategy: Acquire/Retire/Replace & Scaling Vertical Integration We’re Not Building An OFS Company, We’re Building an Oil & Gas Institution ü Diversified Exposure to Oil and Gas Basins with a Loyal and Active Customer Base Value Add Business Partner with Significant Market Share ü Premier Management Team with Established Track Record We Know Frac ü

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